UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported):
                        January 23, 2002
                        ----------------



                   ENNIS BUSINESS FORMS, INC.
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     (Exact name of registrant as specified in its charter)



TEXAS                    1-5807                 75-0256410
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(State or other        (Commission           (I. R. S. Employer
Jurisdiction  of       File Number)         Identification No.)
incorporation)



  1510 N. Hampton Suite 300, DeSoto, Texas          75115
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 (Address of principal executive offices)         (Zip Code)



                         (972) 228-7801
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      (Registrant's telephone number, including area code)



                            No Change
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(Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

      KPMG  LLP  was  dismissed  on  January  23,  2002  as   the
      Company's principal accountant to audit its financial statements. Its report on the financial statements of the Company for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years and any subsequent interim period preceding such dismissal.

      Ernst & Young LLP was engaged on January 23, 2002 as the Company's principal accountant to audit the financial statements of the Company. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.



Item 7 (c)  Exhibits
            --------

          16. Letter from KPMG LLP dated January 29, 2002 to the
               Securities and Exchange Commission.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENNIS BUSINESS FORMS, INC.


Date:  January 29, 2002         /s/Robert M. Halowec
       ----------------         --------------------------------
                                Robert M. Halowec
                                Vice President Finance
                                And Chief Financial Officer


Date:  January 29, 2002         /s/Harve Cathey
       ----------------          -------------------------------
                                Harve Cathey
                                Secretary and Treasurer
                                Principal Accounting Officer